Benuvia®



Corporate Overview

April 2022

DISCLAIMERS

FORWARD LOOKING STATEMENTS

CERTAIN INFORMATION SET FORTH IN THIS PRESENTATION, TOGETHER WITH ANY SUPPLEMENTS AND ANY OTHER INFORMATION THAT MAY BE FURNISHED TO PROSPECTIVE INVESTORS BY BENUVIA, INC. IN CONNECTION THEREWITH, CONTAINS "FORWARD-LOOKING STATEMENTS" AND "FORWARD-LOOKING INFORMATION" WITHIN THE MEANING OF APPLICABLE UNITED STATES SECURITIES LAWS (REFERRED TO HEREIN AS FORWARD-LOOKING STATEMENTS). EXCEPT FOR STATEMENTS OF HISTORICAL FACT, CERTAIN INFORMATION CONTAINED HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS WHICH INCLUDE BUT ARE NOT LIMITED TO STATEMENTS RELATED TO ACTIVITIES, EVENTS OR DEVELOPMENTS THAT BENUVIA EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, STATEMENTS RELATED TO BENUVIA'S BUSINESS STRATEGY OBJECTIVES AND GOALS, AND BENUVIA MANAGEMENT'S ASSESSMENT OF FUTURE PLANS AND OPERATIONS WHICH ARE BASED ON CURRENT INTERNAL EXPECTATIONS, ESTIMATES, PROJECTIONS, ASSUMPTIONS AND BELIEFS, WHICH MAY PROVE TO BE INCORRECT. FORWARD-LOOKING STATEMENTS CAN OFTEN BE IDENTIFIED BY THE USE OF WORDS SUCH AS "MAY", "WILL", "COULD", "WOULD", "ANTICIPATE", 'BELIEVE", EXPECT", "INTEND", "POTENTIAL", "ESTIMATE", "BUDGET", "SCHEDULED", "PLANS", "PLANNED", "FORECASTS", "GOALS" AND SIMILAR EXPRESSIONS OR THE NEGATIVES THEREOF. SUCH STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND ARE BASED ON BENUVIA MANAGEMENT'S BELIEF OR INTERPRETATION OF INFORMATION CURRENTLY AVAILABLE. FORWARD-LOOKING STATEMENTS ARE NEITHER HISTORICAL FACTS NOR ASSURANCES OF FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS IN THIS BUSINESS OVERVIEW INCLUDE STATEMENTS REGARDING: THIS SERIES A PREFERRED STOCK FINANCING (THE "TRANSACTION"); BENUVIA'S STRATEGY AND PLANS TO GROW ITS MARKET SHARE IN EXISTING AND NEW MARKETS; BENUVIA'S INVESTMENT IN NEW PRODUCTS, TECHNOLOGIES AND DISTRIBUTION CHANNELS; BENUVIA'S EXPANSION OF PRODUCTION CAPACITY; THE DEVELOPMENT AND EXPANSION OF BENUVIA'S BRANDS; STRATEGIC ACQUISITION OPPORTUNITIES; THE FUTURE SIZE OF THE SYNTHETIC AND ORGANIC CANNABINOID MARKETS IN THE UNITED STATES, UNITED KINGDOM, EUROPE AND OTHER MARKETS; AND BENUVIA'S FUTURE FINANCIAL PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE BASED ON A NUMBER OF FACTORS AND ASSUMPTIONS MADE BY MANAGEMENT AND CONSIDERED REASONABLE AT THE TIME SUCH INFORMATION IS PROVIDED, AND FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS.

ALL OF THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND OTHER CAUTIONARY STATEMENTS OR OTHER FACTORS CONTAINED HEREIN. ALTHOUGH MANAGEMENT BELIEVES THAT THE EXPECTATIONS CONVEYED BY FORWARD-LOOKING STATEMENTS HEREIN ARE REASONABLE BASED ON INFORMATION AVAILABLE ON THE DATE SUCH FORWARD-LOOKING STATEMENTS ARE MADE, THERE CAN BE NO ASSURANCE THAT FORWARD-LOOKING STATEMENTS WILL PROVE TO BE ACCURATE, AS ACTUAL RESULTS AND FUTURE EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN SUCH STATEMENTS. BENUVIA UNDERTAKES NO OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS IF CIRCUMSTANCES OR MANAGEMENT'S ESTIMATES OR OPINIONS SHOULD CHANGE EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE PRESENTED FOR THE PURPOSES OF ASSISTING READERS IN UNDERSTANDING BENUVIA'S PLAN, OBJECTIVES AND GOALS AND MAY NOT BE APPROPRIATE FOR OTHER PURPOSES. THE READER IS CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS.

DISCLAIMERS

Benuvia

SUMMARY RISK FACTORS

RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENT TO DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING: (I) THE RISK THAT THE COMPANY WILL BE UNABLE TO RAISE THE ADDITIONAL CAPITAL REQUIRED TO EXECUTE ITS BUSINESS PLAN, (II) THE RISK THAT THE COMPANY WILL NOT BE ABLE TO PAY ITS DEBT IN A TIMELY MANNER, (III) THE IMPACT OF COVID-19 ON BENUVIA'S BUSINESS AND/OR THE ABILITY OF THE PARTIES TO COMPLETE THE PROPOSED TRANSACTION, (IV) THE ABILITY TO IMPLEMENT BUSINESS PLANS, FORECASTS, AND OTHER EXPECTATIONS AFTER THE COMPLETION OF THE PROPOSED TRANSACTION, AND IDENTIFY AND REALIZE ADDITIONAL OPPORTUNITIES, (V) THE RISK OF DOWNTURNS AND THE POSSIBILITY OF RAPID CHANGE IN THE HIGHLY COMPETITIVE INDUSTRIES IN WHICH BENUVIA OPERATES, (VI) THE RISK THAT BENUVIA AND ITS CURRENT AND FUTURE COLLABORATORS ARE UNABLE TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE BENUVIA'S PRODUCTS, BRANDS OR SERVICES, OR EXPERIENCE SIGNIFICANT DELAYS IN DOING SO, (VII) THE RISK THAT THE COMPANY MAY NEVER ACHIVE OR SUSTAIN PROFITABILITY, (VIII) THE RISK THAT THE COMPANY EXPERIENCES DIFFICULTIES IN MANAGING ITS GROWTH AND EXPANDING OPERATIONS, (IX) THE AGRICULTURAL RISKS RELATED TO THE HEMP INDUSTRY, INCLUDING INSECTS, PLANT DISEASES, UNSTABLE GROWING CONDITIONS, WATER AND ELECTRICITY AVAILABILITY AND COST, (X) THE RISK OF PRODUCT LIABILITY OR REGULATORY LAWSUITS OR PROCEEDINGS RELATING TO BENUVIA'S PRODUCTS AND SERVICES, (XI) THE RISK THAT THE COMPANY IS UNABLE TO SECURE OR PROTECT ITS INTELLECTUAL PROPERTY, (XII) UNITED STATES AND INTERNATIONAL TAX RISKS, INCLUDING U.S. FEDERAL INCOME TAX TREATMENT, (XIII) RISKS RELATING TO RELIANCE ON KEY MEMBERS OF MANAGEMENT, (XIV) RISKS INHERENT IN BUSINESSES PARTICIPATING IN THE CANNABINOID INDUSTRIES, (XV) RISKS RELATING TO POTENTIALLY UNFAVOURABLE PUBLICITY OR CONSUMER PERCEPTION, (XVI) PRODUCT RECALLS, (XVII) RESULTS OF FUTURE CLINICAL RESEARCH, (XVIII) DIFFICULTY ATTRACTING AND RETAINING PERSONNEL, (XIX) FRAUDULENT OR ILLEGAL ACTIVITY BY EMPLOYEES, CONTRACTORS AND CONSULTANTS; INFORMATION TECHNOLOGY SYSTEMS AND CYBER-ATTACKS, (XX) SECURITY BREACHES, (XXI) NATURAL DISASTERS AND TERRORISM RISK, (XXII) RESTRICTED ACCESS TO BANKING, (XXIII) RISKS RELATED TO THE LENDING FACILITIES, (XXIV) RISKS OF LEVERAGE, (XXV) CHANGE IN ENFORCEMENT OF HEMP LAWS IN THE UNITED STATES, UNITED KINGDOM, EUROPE AND OTHER MARKETS, (XXVI) EFFECT OF THE ROHRABACHER-FARR AMENDMENT, (XXVII) CIVIL ASSET FORFEITURE, (XXVIII) LAWS AND REGULATIONS AFFECTING THE HEMP INDUSTRY ARE CONSTANTLY CHANGING, (XXIX) THE MARKET FOR SYNTHETIC AND ORGANIC CANNABINOID PRODUCTS COULD DECLINE DUE TO REGULATORY CHANGES, (XXX) LITIGATION, (XXXI) ANTI-MONEY LAUNDERING LAWS AND REGULATIONS, (XXXII) HEIGHTENED SCRUTINY BY REGULATORY AUTHORITIES, (XXXIII) RISK OF LEGAL, REGULATORY OR POLITICAL CHANGE, (XXXIV) GENERAL REGULATORY AND LICENSING RISKS, (XXXV) BENUVIA MAY BE SUBJECT TO THE RISK OF CHANGES IN U.S. AND FOREIGN LAWS OR REGULATIONS GOVERNING THE PRODUCTION, SALE AND DISTRIBUTION OF CANNABINOID PRODUCTS, (XXXVI) RISKS RELATED TO THE COMPANIES ABBIOLITY TO OBTAIN AND MAINTAIN THE LICENSES REQUIRED TO OPERATE ITS BUSINESSES, (XXXVII) REGULATORY ACTION AND APPROVALS FROM THE UNITED STATES DEPARTMENT OF JUSTICE, FOOD AND DRUG ADMINISTRATION OR DRUG ENFORCEMENT ADMINISTRATION, (XXXVIII) CONSTRAINTS ON MARKETING PRODUCTS, (XXXIX) ANTI-MONEY LAUNDERING LAWS AND REGULATION, (XL) THE COMPANY'S STATUS AS AN "EMERGING GROWTH COMPANY" UNDER UNITED STATES SECURITIES LAWS, (XLI) DISCRETION IN THE USE OF PROCEEDS, (XLII) SUBSEQUENT OFFERINGS WILL RESULT IN DILUTION TO SHAREHOLDERS OF THE COMPANY, (XLIII) VOTING CONTROL, AND (XLIV) UNPREDICTABILITY CAUSED BY CAPITAL STRUCTURE AND VOTING CONTROL.

READERS ARE CAUTIONED THAT THE FOREGOING LIST IS NOT EXHAUSTIVE.

DISCLAIMERS

OTHER INFORMATION

THIS PRESENTATION DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS UNDER APPLICABLE UNITED STATES SECURITIES LAWS. NEITHER THE DELIVERY OF THIS PRESENTATION, AT ANY TIME, NOR ANY SALE MADE PURSUANT TO OR IN CONNECTION WITH THIS PRESENTATION, WILL IMPLY THAT THE INFORMATION CONTAINED IN THE PRESENTATION IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE SET FORTH ON THE COVER PAGE OF THE PRESENTATION OR THE DATE AT WHICH SUCH INFORMATION IS EXPRESSED TO BE STATED, AS APPLICABLE.

NO SECURITIES COMMISSION, EXCHANGE OR SIMILAR REGULATORY AUTHORITY IN THE UNITED STATES OR ANY FOREIGN JURISDICTION HAS REVIEWED OR IN ANY WAY PASSED UPON THE MERITS OF THIS PRESENTATION, AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

ALL FINANCIAL INFORMATION IS IN U.S. DOLLARS, UNLESS OTHERWISE INDICATED.

NO OFFER OR SOLICITATION

THIS PRESENTATION SHALL NOT CONSTITUTE (I) A SOLICITATION OF A PROXY, CONSENT, OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION, OR (II) AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

PARTICIPANTS IN THE SOLICITATION

BENUVIA AND PONO CAPITAL CORP AND THEIR RESPECTIVE DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. PONO CAPITAL CORP STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING DIRECTORS AND OFFICERS OF PONO CAPITAL CORP IN PONO CAPITAL CORP'S INITIAL PUBLIC OFFERING PROSPECTUS, WHICH WAS DECLARED EFFECTIVE THE SEC ON AUGUST 10, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM PONO CAPITAL CORP'S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION WILL BE INCLUDED IN THE DEFINITELY PROXY STATEMENT/PROSPECTUS THE PONO CAPITAL CORP INTENDS TO FILE WITH THE SEC.

CAUTIONARY NOTE TO UNITED STATES INVESTORS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF , INCLUDING THE MERITS AND RISKS INVOLVED. SECURITIES OF THE RESULTING COMPANY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED ON THE ACCURACY OR ADEQUACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CORPORATE OVERVIEW

Leading Drug Developer and Manufacturer of Pharmaceutical Cannabinoids and Psychedelics**

Owner of the FDA Approved Cannabinoid (Dronabinol Oral Solution; THC) SYNDROS®.
The Largest Synthetic Cannabinoid Manufacturing Facility in the US***

FDA Approved Synthetic Cannabinoid

SYNDROS®
(dronabinol) oral solution, CII



SYNDROS
(dronabinol)
oral solution
5 mg/mL
For Oral Administration Only
Rx Only
Benuvia

SYNDROS® is a Prescription Medicine Used in Adults to Treat: Chemotherapy-Induced Nausea, Vomiting in Cancer Patients and Loss of Appetite in HIV/AIDS Patients

One of Four FDA Approved Cannabinoids Worldwide

Patents No. US8222292, US9345771, US10265293, US11253472

Clinical Drug Development Pipeline

Benuvia's Drug Development Pipeline is Focused on the Following 3 Indications:

Indication	Market
Alzheimer's Disease Agitation Drug Candidate: **BEN-166S** (In Development)	**5.7 Million** Americans who Suffer with Alzheimer's Disease[2] **$25 Billion** Total Addressable Market by 2027[2]
Anorexia in Cancer Drug Candidate: **BEN-317B** (Open IND)	**7 Million** Total Incident Cases of Anorexia by Cancer Types[1] **$3 Billion** Est. Cancer Anorexia Market Size In 2020[1]
Pancreatic Cancer Drug Candidate: **BEN-2111M** (In Development)	**355,317** New Pancreatic Cancer Cases Est. Globally by 2040[6B] **$4.2 Billion** Global Pancreatic Cancer Est. Market Size by 2025[6]

Active Pharmaceutical Ingredient Manufacturing

Organic and Synthetic Cannabinoids and Psychedelics*







2017 DEA Approval | **2016 FDA Approval** | **cGMP Manufacturing**

- 83,000 Sq.Ft. Multifunctional Modern Facility
- 3 DMFs: (19207), (28255) and (32552)
- Schedule I-III Controlled Substances License
- $70M Invested in Manufacturing Infrastructure

Manufacturing is a Cash Flow Generator to Fund Drug Development

*Leased Facility **Psychedelics Manufacturing Application Pending
***Management Estimate

1. Source: https://www.globenewswire.com/news-release/2021/04/08/2206567/28124/en/Cancer-Anorexia-Market-Insights-Report-2021-Major-Players-are-NGM-Biopharmaceuticals-Artelo-Biosciences-and-Helsinn-Healthcare.html
2. Source: https://www.ihealthcareanalyst.com/global-alzheimers-disease-market/
6. Source: https://www.biospace.com/article/pancreatic-cancer-therapy-market-outstrip-us-4056-4-million-by-2025-to-grow-at-a-cagr-of-8-1-percent-says-the-insight-partners/
6B. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6396775/

SYNDROS® (Dronabinol) is an FDA Approved CII Tetrahydrocannabinol (THC) Oral Solution

SYNDROS® is an FDA approved Liquid Dronabinol (THC) with a consistent, synthetic formulation targeting the cannabinoid receptors

SYNDROS®
(dronabinol) oral solution, CII

One of Four FDA Approved Cannabinoids Worldwide

Launched In 2017

FDA-Approved for the Treatment of Chemotherapy-Induced Nausea and Vomiting ("CINV") for Adults

FDA-Approved for Anorexia Associated With AIDS


NDC 20482-335-30
SYNDROS
(dronabinol)
oral solution
5 mg/mL
30 mL
Rx Only
For Oral
Administration Only
Benuvia

Life Cycle Management

- Finish PREA Study
- Complete Post Approval Fillings
- Exploring Labels Expansion
- Exploring Reformulation

SYNDROS® provides fast initial absorption

Absorption: THC detected in blood plasma levels in 15 minutes in 100% fasting adult patients on liquid dronabinol vs <25% on dronabinol capsules[1]

SYNDROS® demonstrated lower interindividual absorption variability versus the capsule formulation[1]

This has implications with regards to providing more consistent drug delivery for patients

SYNDROS® provides tailored, flexible dosing allowing titration without additional prescriptions (BSA Dosing for CINV)

SYNDROS® is an option for patients who are already taking multiple pills, prefer liquid medications, have difficulty swallowing pills and who need medications administered in feeding tubes

SYNDROS® needs refrigeration, and once opened, SYNDROS® does not require refrigeration for 42 days, and the unused portion should be discarded 42 days after first opening

Indicated for:



Anorexia Associated with Weight Loss in Patients with AIDS



Chemotherapy-Induced Nausea and Vomiting (CINV) in Patients with Cancer

For more information visit: https://syndros.com/

1. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5066862/

SYNDROS® COMMERCIALIZATION PLAN

Benuvia

Commercial Growth Strategy Begins With Market Re-introduction of SYNDROS® Building into a Strong U.S. Pharmaceutical Organization Meeting Patients' Healthcare Needs and Achieving Profitability While Expanding to a Broader Global Portfolio

5-10
New Patients Monthly

SYNDROS®
(dronabinol) oral solution, CII

Goal of
100
New Patients Monthly

Current Status	Q2-Q4 2022 Marketing	2022 HPC Agreements	2022 Licensing	Q1 2023 Goal
No Patient Marketing	Patient Marketing (Digital/Targeted Campaigns)	Enter into Distribution Agreements with Top US Oncology Networks	Begin Licensing Negotiations in EU and LATAM	15% Marketing Spend
No HCP Marketing	Online Support/ Education Groups	Enter into Distribution Agreements with Top US Oncology HCP		Build Network of North American Reps
No Dedicated Sales Teams	HCP Marketing (Digital/Targeted, Conference Attendance, Direct Mail etc.			3 Regional Based Insurance Provider Agreements
No Vendor Contracts				Finalize Licensing Agreements in EU, UK and LATAM

Goal: Reaching 1000 New Patients Monthly at 2X Refill Rate

SYNDROS® - Strategic HCP Priorities to Increase Appropriate Product use. Once HCPs Treat Patients with SYNDROS® it Can Become Part of Their Standard Protocol for Appropriate Patient Needs

Depth of Past Prescribers

- Customer already having success with brand more likely to continue or expand trials vs naïve prescriber
- Consistent promotion could double results by simply gaining 1-2 refills per year by current Prescribers
- Of the 535 prescribing HCPs:
  298 (56%) wrote only 1 Rx
  389 (73%) wrote 2 or less

Breadth of New Prescribers

- Appropriate re-targeting to key oncology for sales force
- Historically, number of writers has been very small and concentrated:50% of total prescriptions were written by 52 HCPs (deciles 10 - 6)

Accurate and Effective Dosing

- Potential to increase units / TRx by 2 to 3 fold
- Previous rate high was 2.4 / TRx
- Based on CDC U.S. Height & Weight averages, SYNDROS BSA dosing should result in 6-7 bottle per 30-day TRx

Benuvia

Active Pharmaceutical Ingredient Manufacturing Facility*

One of the Largest Synthetic Cannabinoid and Psychedelics Manufacturing Facilities in the US*****

FDA-Registered Site for Manufacturing, Packaging and Testing of Active Pharmaceutical Ingredients


Location: Texas, United States

2016 FDA Approval | **2017 DEA Approval** | **cGMP Manufacturing**



- DEA Schedule I-III Controlled Substance Manufacturing Permits
- 2 DMFs: (19207 and 32552)
- New DMFs Expected in 2022, Including a New Process for D9

Active Pharmaceutical Ingredient Manufacturing

83,000 Sq. Ft. Manufacturing Space

- Built in 2012, cGMP Manufacturing Facility for Both API and Drug Development

API Synthesis

- cGMP Synthesis for Grams to Multi-Kilo Scale Including Purification Capabilities (Distillation, Crystallization, and Chromatography)

Drug Product Formulation

- Chemistry and Formulations Expertise
- Preclinical and Clinical Drug Product Formulations
- Dosage Form Development
- Packaging and Labelling
- Storage and Testing

QC Testing

- Fully Equipped QC Lab Utilizing HPLC, UV, GC Instrumentation as Well as Wet Chemical Testing, All Employing Validated and/or USP Compendial Methods

Independent QA

- QA Group Responsible for Independent Audits, FDA Communications, and Ensuring Compliance with all Applicable State and Federal Regulations

Manufacturing

- Multifunctional Manufacturing Capacity to Flexibly Accommodate Various Partner Needs
- Up to Metric Ton Annual Scale

Significant Planned Investment in Equipment and Infrastructure

*Leased Facility
**Psychedelics Manufacturing Application Pending
***Management Estimate

PHARMACEUTICAL CANNABINOID MANUFACTURING

Active Pharmaceutical Ingredient Manufacturing Facility*

One of the Largest Synthetic Cannabinoid and Psychedelics Manufacturing Facilities in the US*****

FDA-Registered Site for Manufacturing, Packaging and Testing of Active Pharmaceutical Ingredients


Location: Texas, United States

2016 FDA Approval | **2017 DEA Approval** | **cGMP Manufacturing**



- DEA Schedule I-III Controlled Substance Manufacturing Permits
- 2 DMFs: (19207 and 32552)
- New DMFs Expected in 2022, Including a New Process for D9

Active Pharmaceutical Ingredient Manufacturing

83,000 Sq. Ft. Manufacturing Space

- Built in 2012, cGMP Manufacturing Facility for Both API and Drug Development

API Synthesis

- cGMP Synthesis for Grams to Multi-Kilo Scale Including Purification Capabilities (Distillation, Crystallization, and Chromatography)

Drug Product Formulation

- Chemistry and Formulations Expertise
- Preclinical and Clinical Drug Product Formulations
- Dosage Form Development
- Packaging and Labelling
- Storage and Testing

QC Testing

- Fully Equipped QC Lab Utilizing HPLC, UV, GC Instrumentation as Well as Wet Chemical Testing, All Employing Validated and/or USP Compendial Methods

Independent QA

- QA Group Responsible for Independent Audits, FDA Communications, and Ensuring Compliance with all Applicable State and Federal Regulations

Manufacturing

- Multifunctional Manufacturing Capacity to Flexibly Accommodate Various Partner Needs
- Up to Metric Ton Annual Scale

Significant Planned Investment in Equipment and Infrastructure

*Leased Facility
**Psychedelics Manufacturing Application Pending
***Management Estimate

Benuvia

We Leverage a Platform of Capabilities to Expedite our Drug Development Timeline

CLINICAL DRUG DEVELOPMENT PIPELINE

Alzheimer's Disease Agitation	Anorexia in Cancer	Pancreatic Cancer
		

FDA APPROVED DRUG

SYNDROS®
(dronabinol) oral solution, CII



CAPABILITIES PLATFORM

FDA Registered					
1 of only 4 Companies in History to Have registered a Cannabinoid NDA with the FDA	In-House API and Formulation Laboratory for Drug Optimization and R&D Batch Production	Quality and Safety for All Drug Candidates Completed Ensuring Pathway to NDA Exclusively Reliant on Efficacy Proof	Very Experienced Cannabinoid Researchers	Extensive Cannabinoid Patent Portfolio with In-House FT AGC/Patent Attorney	FDA Registered CBD and THC DMFs DRONABINOL USP (DMF 19207) CANNABIDIOL (DMF 32552 – Generation 2)

Benuvia

Timeline & Cost to New Drug Approval (NDA) Significantly Compressed

Standard Drug Development Process and Timing


Drug Discovery/
Pre-Clinical
Studies
3+ Years
$5M+
New
IND
Phase I
Study
1 to 2 Years
$2-3M
Phase II
Study
1 to 2 Years
$3-5M
Phase III
Study
2 to 3 Years
$5M+
NDA
6 to 8+
Years

Benuvia's Expected Drug Development Process and Timing

(We Have a 2-3 Year Head Start on the Drug Development Cycle)

☑ SAFETY ☑ QUALITY ☐ EFFICACY

Safety and Quality Standards Met

SYNDROS® (dronabinol) oral solution, CII

DRONABINOL


New
IND
Phase I
Completed
6 Months
<$200K
Phase II
Study
<1 Year
<$2M
Phase III
Study
1 to 2 Years
<$5M
NDA
3 to 4
Years

Figures are Based on Management Estimates

CLINICAL DRUG DEVELOPMENT PIPELINE: PROGRESS TO DATE

Drug Candidate	Indication	IND Status	Formulation in Progress	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3	Submit	Approval
SYNDROS® (dronabinol) oral solution, CII	CINV and Anorexia in AIDS Patient FDA Approved Liquid Dronabinol (THC)	FDA Approved								FDA Approved
BEN-166S Cost to Complete NDA* **$12M**	Alzheimer's Disease Agitation No FDA Approved Drugs	Pre IND Completed		Pre-IND Complete, IMP Manufactured, Clinical Trial Protocol Complete, KOL Recruited, CRO Selected, Ph2 Scheduled for H2 2022				In Development		
BEN-371B Cost to Complete NDA* **$13M**	Anorexia in Cancer No FDA Approved Drugs – Often Treated with Nutritional Supplements	Open		Open IND, IND Awaiting Lodgement, IMP Manufactured, Protocol Finalized, Ph2 Scheduled for H2 2022				In Development		
BEN-2111M Cost to Complete NDA* **$9M**	Pancreatic Cancer No FDA Approved Non-Chemotherapy Drugs	IND in Progress		Clinical Protocol Under Development				In Development		

*Management Current Estimate

INDICATION OVERVIEW: ALZHEIMER'S DISEASE AGITATION

Alzheimer's Disease Agitation (Agit-AD)



5.7 Million
Americans who Suffer with Alzheimer's Disease[1]

14 Million
Americans will Suffer from Alzheimer's Disease by 2050[1]

$25 Billion
Total Addressable Market by 2027[1]

No FDA Approved Drugs for Agit-AD

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed 2021	Under Submission	Exempted	Clinical trial 2H 2022	Clinical trial targeting 2H 2023	Targeting 2H 2024

Existing Data to Support Dronabinol in Agit-AD

Trial/Publisher	Details	Outcome
Volicer et al - 1996[2]	11 patient - anorexic + AD, cross over 2.5 mg/d for 6 weeks	CMAI agitation 2°, tolerability issues
Mahlberg et al, 2007[3]	24 patient AD + agitation, 2.5 mg/d for 2 weeks (n=7)	nocturnal motor activity, tolerated
Walther et al., 2011[4]	2 patient AD + nighttime agitation, cross-over 2.5 mg/d for 2 weeks	nocturnal motor activity, tolerance

Krista Lanctot just completed positive Ph2 using another synthetic THC (Nabilone) and Paul Rosenberg midway through his Marinol study for Agit-AD at Johns Hopkins[5]

Market Opportunity

- Agit-AD Assumptions:
  - (i) Market size: $10B; (ii) Time to FDA approval: 3.5 Yrs.; (iii) Probability of reaching efficacy endpoints: 70%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Agit-AD:
  - BEN-166S once approved will meet this unmet need

1. Source https://www.ihealthcareanalyst.com/global-alzheimers-disease-market/
2. Source: https://www.researchgate.net/publication/13911624_Effects_of_Dronabinol_on_anorexia_and_disturbed_behavior_in_patients_with_Alzheimer's_disease
3 Source: https://pubmed.ncbi.nlm.nih.gov/17565435/
4: Source: https://journals.lww.com/psychopharmacology/Citation/2011/04000/Randomized,_Controlled_Crossover_Trial_of.31.aspx
5. Source: https://www.comhs.org/about-us/newsroom/health-library/2018/07/24/could-potlinked-drug-help-ease-agitation-in-alzheimers

INDICATION OVERVIEW: ANOREXIA IN CANCER

Anorexia in Cancer



7 Million
Forecasted Anorexia by Cancer Market Size from by 2030[1]

65 Percent
of Cancer Patients Report Abnormalities of Eating Behavior[2]

$3 Billion
Estimated Cancer Anorexia Market Size In 2020[1]

Cancer-Related Anorexia/Cachexia Syndrome (CACS) Occurs in Around 50% of All Cancer Patients[3]

No FDA Approved Treatments for Anorexia in Cancer

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
Completed	Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2024

Existing Data to Support Dronabinol in Cancer

- Variable evidence
- Already shown to be effective in AIDS related anorexia[4]
- Mixed reports in various studies; Results depend dosage and patient selection

Market Opportunity

- Anorexia in Cancer Assumptions:
  - (i) Market size: $3B; (ii) Time to FDA approval: 3 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Anorexia in Cancer:
  - BEN-317B once approved will meet this unmet need

1. Source: https://www.globenewswire.com/news-release/2021/04/08/2206567/28124/en/Cancer-Anorexia-Market-Insights-Report-2021-Major-Players-are-NGM-Biopharmaceuticals-Artelo-Biosciences-and-Helsinn-Healthcare.html
2. Source: https://www.yahoo.com/now/cancer-anorexia-cachexia-syndrome-drugs-134900023.html?guccounter=1
3. Source: https://www.yahoo.com/now/cancer-anorexia-cachexia-syndrome-drugs-134900023.html
4. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4755463/

INDICATION OVERVIEW: PANCREATIC CANCER

Pancreatic Cancer



355,317
New Pancreatic Cancer Cases Estimated to Occur Globally by 2040[2]

$2 Billion
Global Pancreatic Cancer Estimated Market Size in 2020[1]

$4.2 Billion
Global Pancreatic Cancer Estimated Market Size by 2025[1]

Orphan Drug Designation Eligible with FDA and EMA

One Year Survival Rate of American Patients Diagnosed with Pancreatic Cancer is 20% Making it one of the Most Incurable Cancers In Man[3]

No FDA Approved Non-Chemotherapy Drugs

Gap Analysis to New Drug Approval

Pre-IND	Open IND	Phase 1	Phase 2	Phase 3	NDA
In Process	Not Completed	Exempted	6 months prep, 6 months trial	12 months prep, 12 months trial	Targeting 2H 2025

Existing Data to Support Dronabinol in Pancreatic Cancer

- Cannabinol receptors have been identified in pancreatic cancer with several studies showing in vitro antiproliferative and proapoptotic effects[4]
- Cannabinoids exert antiproliferative properties in a variety of malignant tumors, including pancreatic ductal adenocarcinoma (PDAC)[5]
- Cannabinoids induce apoptosis of pancreatic tumor cells via endoplasmic reticulum stress-related genes[6]

Market Opportunity

- Pancreatic Cancer Assumptions:
  - (i) Market size: $2B; (ii) Time to FDA approval: 4 Yrs.; (iii) Probability of reaching efficacy endpoints: 60%; (iv) Cost to complete: $10M; (v) 5-Year commercialization budget: $40M
- Large existing market of consumers with unmet need for products to treat Pancreatic Cancer:
  - BEN-2111M once approved will meet this unmet need

1. Source: https://www.biospace.com/article/pancreatic-cancer-therapy-market-outstrip-us-4056-4-million-by-2025-to-grow-at-a-cagr-of-8-1-percent-says-the-insight-partners/
2. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6396775/
3. Source: https://pancreatic.org/pancreatic-cancer/about-the-pancreas/prognosis/
4. Source: https://pubmed.ncbi.nlm.nih.gov/17943729/
5. Source: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6352507/
6. Source: https://aacrjournals.org/cancerres/article/66/13/6748/526025

The Following Drug Master Files (DMFs) Provide a Foundation for Product Extensions:

THC	CBD
DRONABINOL USP	CANNABIDIOL


HO
H
H_3C
O
H
H_3C
CH_3

(DMF 19207)


CH_3
OH
H
H
H_3C
CH_2
O
H
CH_3

(DMF 32552 - Generation 2)

PORTFOLIO OF PATENTS

Benuvia

PATENTS PENDING

Cannabinoid Manufacturing Process
Methods of Manufacturing Cannabidiol

Dronabinol Manufacturing Process
Methods of Stabilizing Dronabinol

Alternative CBD Formulation
Self-Emulsifying Cannabidiol Formulations

Alternative CBD Formulation
Cannabidiol Nanocrystal Compositions

Liquid Rizatriptan
(Composition)

CBD/Aspartame
(Formulation)

Oronasal CBD
(Formulation)

ISSUED PATENTS

Patents No.
US8222292, US9345771, US10265293, US11253472
Liquid Cannabinoid Formulations

Patent No. 9,839,611, 9,918,981
Sublingual Buprenorphine + Naloxone Spray

Patent No. 9,216,175, 9,867,818
Sublingual Buprenorphine Spray

Patent No. 9,855,234
Sublingual Diclofenac Spray

Patent No. 9,370,518, 9,662,334, 10,111,833
Sublingual Sildenafil Spray

Patent No. 9,566,233
Sublingual Ondansetron Spray

FINANCIAL HIGHLIGHTS

Significant Revenue Growth Projected in 2022

Active Pharmaceutical Ingredients Expected to Comprise a Majority of the Revenue

Backlog of Contract Manufacturing Revenue for 2022

SYNDROS® Regulatory Completion Scheduled for 2022, Followed by Commercial Launch

Compelling Gross Margins Forecasted at Scale

Modest Capital Expenditures Forecasted for the Foreseeable Future

Significant Investment to Date in Manufacturing and Intellectual Properties

INVESTMENT HIGHLIGHTS

Large Drug Development Opportunity for Oral Dronabinol Solutions

- Numerous Billion Dollar Indications Exist with Unmet Needs and with High Efficacy Rates
- Opportunity to use FDA Fast-Track program with the FDA for Oral Dronabinol Solution

Drug Development Platform Expedites Timeline to Market

- Leverage 3rd Party Clinical Research and Investigational Resources
- Leverage Internal Marketing and Commercialization Expertise Across Product Lines

Attractive New Drug indications Based on Oral Dronabinol Solution

- Agit-AD, Anorexia in Cancer, Pancreatic Cancer: All Have Major Inflection Points within 12 months
- All are Billion-Dollar Opportunities, with Unmet Needs, High Indications of Efficacy

SYNDROS®: The Only CII Tetrahydrocannabinol (THC) Oral Solution Approved by the FDA

- Approved for Adults as a Second-Line Treatment of "CINV" and for AIDS Patients with Anorexia
- Regulatory Compliance and Post Approval Studies to be Completed in 2022

Captive Cannabinoid and Psychedelics Manufacturing Facility and Portfolio of Drug Master FILES

- DEA Permit for Schedule I-III Controlled Substances, and FDA Registered and cGMP Facility; 83,000 Sq. Ft.
- 2 Drug Master Files THC and CBD

Experienced Management Team: Leadership with a History of Execution

- Team of Executives with a History of Execution in Pharmaceuticals, Business Operations and Corporate Governance

BENUVIA POSITIONING VS. COMPARABLE DRUG DEVELOPERS

Comparable Drug Development Companies Include the Following:

	Edgewise Therapeutics	Ventyx Biosciences	GH Research	Axsome	Cassava Sciences	EQRx
	Musculoskeletal Diseases	Inflammatory Diseases and Autoimmune Disorders	Psychiatric and Neurological Disorders (Psychedelics)	CNS Disorders (Agit-AD)	Neurodegenerative Diseases (Alzheimer's Disease)	Oncology and Immune Inflammatory Diseases
TICKER:	EWTX	VTYX	GHRS	AXSM	SAVA	EQRX
MARKET CAP ($M):	$477.5	$727	$931.2	$1,583	$1,710	$2,094
2022 REV. MULT.:	NM	NM	NM	26.1	20.1	NM
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	NM
REV. GROWTH:	NA	NA	NA	NA	NA	NA
GROSS MARGIN:	NA	NA	NA	NA	NA	NA
EBITDA MARGIN:	NA	NA	NA	NA	NA	NA
	4 Drug Candidates (1 in Phase 1 Study)	4 Drug Candidates (1 in Phase 1 Study Complete)	3 Drug Candidates (1 in Phase 1/2 Study)	4 Drug Candidates (2 in Phase 3 Studies)	2 Drug Candidates (2 in Phase 3 Studies)	5 Drug Candidates (3 in Phase 3 Studies)

Emerging Stage Companies that Benuvia Believes are Comparable to it

Benuvia MANUFACTURING

Medium Term Goal

**Market Capitalizations and Trading Multiples Updated as of Mar 30, 2022 – Source: Yahoo Finance*

BENUVIA POSITIONING VS. CANNABINOID/PSYCHEDELIC COMPANIES

Comparable Cannabinoids/Psychedelics Companies Include the Following:

	Incannex	MindMed	Compass	atai Life Sciences	GH Research	GW pharmaceuticals / Jazz Pharmaceuticals
	Pharmaceutical Cannabinoids and Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Cannabinoids
TICKER:	IHL	MNMD	CMPS	ATAI	GHRS	JAZZ
MARKET CAP ($M):	$492.9	$522.2	$558	$875.2	$931.2	$9,820
2022 REV. MULT.:	NM	NM	NM	NM	NM	4.0x
2022 EBITDA MULT.:	NM	NM	NM	NM	NM	9.4x
REV. GROWTH:	NA	NA	NA	NA	NA	19%
GROSS MARGIN:	NA	NA	NA	NA	NA	93%
EBITDA MARGIN:	NA	NA	NA	NA	NA	40%
	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Market Leader (Holder of 1 of 4 FDA Approved Cannabinoids)

Emerging Stage Companies that Benuvia Believes are Comparable to it

Benuvia MANUFACTURING

Long Term Goal

**Market Capitalizations and Trading Multiples Updated as of Mar 30, 2022 – Source: Yahoo Finance*

RECENT M&A TRANSACTIONS IN THE INDUSTRY

GW Pharma was Acquired by Jazz Pharmaceuticals in 2021 for $7.2B

Source: Jazz Pharma

Company Overview

Name: GW Pharmaceuticals

Location: London, UK

Exchange: NASDAQ

2020 Revenue: $500M

Acquisition Value: $7.2B

Source: Yahoo Finance



100 mL
Epidiolex®
(cannabidiol)
100 mg/mL
Oral Solution
For oral administration
GREENWICH
Rx Only

GW Pharmaceuticals is a British pharmaceutics company known for its Epilepsy drug Epidiolex, which is an oral formulation of purified cannabidiol (CBD), initially approved in the U.S. by the U.S. Food and Drug Administration (FDA).

GW Pharmaceuticals also has a multiple sclerosis treatment product, nabiximols, which was the first natural cannabis plant derivative to gain market approval in any country.

Source: https://www.gwpharm.com

Pfizer to Acquire Arena Pharma in Deal Valued at About $6.7B

Source: Pfizer

Company Overview

Name: Arena Pharmaceuticals Inc.

Location: San Diego, CA

Exchange: NASDAQ

2021 Revenue: $319K

Acquisition Value: $6.7B



H
O
NH
OH
N
N
H
N
N
O

Olorinab (APD371

Source: Yahoo Finance

Arena Pharmaceuticals, based in San Diego, Cal., is a biotech company with one segment of its drug pipeline dedicated to cannabinoid-type therapeutics.
The core of its cannabis biotech operations is the research and development of its investigational drug candidate called Olorinab (APD371). This is an oral full agonist of the cannabinoid receptor 2 that is being researched for the treatment of various symptoms, mainly concentrated on visceral pain connected with gastrointestinal illnesses.

Source: https://www.arenapharm.com

Benuvia®